Exhibit 10.21
FIRST AMENDMENT
     FIRST AMENDMENT (this “Amendment”), dated as of December 31, 2005, to the Credit Agreement dated as of November 4, 2005 (the “Credit Agreement”), among LIN Television Corporation, a Delaware corporation (the “Borrower”), Televicentro of Puerto Rico, LLC, a Delaware limited liability company (the “Permitted Borrower”), the several banks and other institutions from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), as an issuing lender (in such capacity, an “Issuing Lender”), and as swingline lender (in such capacity, the “Swingline Lender”), Deutsche Bank Trust Company Americas, as syndication agent (in such capacity, the “Syndication Agent”) and as an Issuing Lender, Goldman Sachs Credit Partners, L.P., Bank of America, N.A. and Wachovia Bank, National Association as documentation agents (in such capacity, each a “Documentation Agent”), and The Bank of Nova Scotia and SunTrust Bank, as co-documentation agents (in such capacity, each a “Co-Documentation Agent”), and J.P. Morgan Securities Inc. and Deutsche Bank Securities Inc., as joint lead arrangers and joint bookrunners.
W I T N E S S E T H:
     WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers;
     WHEREAS, the Borrowers have requested that certain provisions of the Credit Agreement be amended as set forth herein; and
     WHEREAS, the Lenders are willing to agree to such amendment on the terms set forth herein;
     NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the undersigned hereby agree as follows:
     I. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
     II. Amendments to Section 2.1.
     (a) Section 2.1(a) is hereby amended by adding thereto, at the end thereof, two new sentences reading in their entirety as follows:
“Such apportionment of the Delayed-Draw Term Loans may be changed at any time, and from time to time, by the Borrower by its giving notice of such change to the Administrative Agent, which shall promptly notify the Delayed-Draw Term Lenders thereof. It is understood and agreed that nothing in the definition of “Borrower Delayed-Draw Term Loan Commitments” or “Permitted Borrower Delayed-Draw Term Loan Commitments” shall be construed to prohibit the apportionment of the Delayed-Draw Term Loans in accordance with the previous sentence.”
     (b) Section 2.1(b) is hereby amended by adding thereto, at the end thereof, a new sentence reading in its entirety as follows:

“The apportionment of any Incremental Term Loans between the Borrower and the Permitted Borrower may be changed at any time, and from time to time, by the Borrower by its giving notice of such change to the Administrative Agent, which shall promptly notify the Incremental Term Lenders.”
     III. Amendment to Section 2.3(a). Section 2.3(a) is hereby amended by adding thereto, at the end thereof, two new sentences reading in their entirety as follows:
“Any partial payment of principal will be allocated by the Borrower between the Delayed-Draw Term Loans made to the Borrower and the Delayed-Draw Term Loans made to the Permitted Borrower as directed by the Borrower in a notice to the Administrative Agent prior to any such payment, or in the absence of any such notice ratably between them. The Administrative Agent shall promptly notify each Delayed-Draw Term Lender of such direction.”
     IV. Amendment to Section 2.3(b). Section 2.3(b) is hereby amended by adding thereto, at the end thereof, two new sentences reading in their entirety as follows:
“Any partial payment of principal will be allocated by the Borrower between the Incremental Term Loans made to the Borrower and the Incremental Term Loans made to the Permitted Borrower as directed by the Borrower in a notice to the Administrative Agent prior to any such payment, or in the absence of any such notice ratably between them. The Administrative Agent shall promptly notify each Incremental Term Lender of such direction.”
     V. Amendment to Section 2.8. Section 2.8 is hereby amended by deleting the phrase “Delayed-Draw” each time it appears in the last sentence thereof.
     VI. Amendment to Section 10.6(a). Section 10.6(a) is hereby amended by adding immediately following “(i)” the words “other than as provided in the last two sentences of Section 2.1(a) and in the last sentence of Section 2.1(b).”
     VII. Effective Date. This Amendment shall become effective as of and with effect from the date hereof, on the date on which the Borrower, the Permitted Borrower and each of the Lenders under the Credit Agreement shall have duly executed and delivered to the Administrative Agent this Amendment.
     VIII. Representations and Warranties. The Borrowers hereby represent and warrants that after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.
     IX. No Other Amendments; Confirmation. Except as expressly amended hereby, the provisions of the Credit Agreement, as amended and restated, are and shall remain in full force and effect.
     X. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.
     XI. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

LIN TELEVISION CORPORATION
By:	/s/ Vincent L. Sadusky
Name:	Vincent L. Sadusky
Title:	CFO & Treasurer

TELEVICENTRO OF PUERTO RICO LLC By: LIN TELEVISION OF SAN JUAN, INC., its managing member
By:	/s/ Vincent L. Sadusky
Name:	Vincent L. Sadusky
Title:	Vice President CFO & Treasurer

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent, Swingline Lender and Issuing Lender
By:	/s/ Tracey Navin Ewing
Name:	Tracey Navin Ewing
Title:	Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS, individually and as Syndication Agent and an Issuing Lender
By:	/s/ Susan LeFevre
Name:	Susan LeFevre
Title:	Director

By:	/s/ Omayra Laucella
Name:	Omayra Laucella
Title:	Vice President

GOLDMAN SACHS CREDIT PARTNERS L.P., individually and as Documentation Agent
By:	/s/ Bruce H. Mendelsohn
Name:	Bruce H. Mendelsohn
Title:	Authorized Signatory

BANK OF AMERICA, N.A., individually and as Documentation Agent
By:	/s/ Amy Peoen
Name:	Amy Peoen
Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, individually and as Documentation Agent
By:	/s/ Russell L. Lyons
Name:	Russell L. Lyons
Title:	Director

THE BANK OF NOVA SCOTIA, individually and as Co-Documentation Agent
By:	/s/ Brenda S. Insull
Name:	Brenda S. Insull
Title:	Authorized Signatory

SUNTRUST BANK, individually and as Co-Documentation Agent
By:	/s/ Jeffrey Hauser
Name:	Jeffrey Hauser
Title:	Managing Director

SCOTIABANC INC., as Lender
By:	/s/ Richard Bartolo
Name:	Richard Bartolo
Title:	Director

THE ROYAL BANK OF SCOTLAND plc, as Lender
By:	/s/ Vincent Fitzgerald
Name:	Vincent Fitzgerald
Title:	Managing Director

BNP PARIBAS, as Lender
By:	/s/ Ola Anderssen
Name:	Ola Anderssen
Title:	Director

By:	/s/ Gregg Bonardi
Name:	Gregg Bonardi
Title:	Director Media & Telecom Finance

CITIBANK, N.A., as Lender
By:	/s/ J. Judge
Name:	J. Judge
Title:	Vice President

SUMITOMO MITSUI BANKING CORPORATION, as Lender
By:	/s/ Shigeru Tsuru
Name:	Shigeru Tsuru
Title:	Joint General Manager

U.S. BANCORP, as Lender
By:	/s/ Alan McLintock
Name:	Alan McLintock
Title:	Vice President

GENERAL ELECTRIC CAPITAL CORPORATION, as Lender
By:	/s/ Joseph Badini
Name:	Joseph Badini
Title:	Duly Authorized Signatory

BAYERISCHE LANDESBANK, NEW YORK BRANCH, as Lender
By:	/s/ Norman McClave
Name:	Norman McClave
Title:	First Vice President

By:	/s/ Stuart Schulman
Name:	Stuart Schulman
Title:	Senior Vice President

THE BANK OF NEW YORK, as Lender
By:	/s/ Steven F. Cornell
Name:	Steven F. Cornell
Title:	Vice President

CREDIT SUISSE FIRST BOSTON, CAYMAN ISLANDS BRANCH, as Lender
By:	/s/ Doreen Barr
Name:	Doreen Barr
Title:	Vice President

By:	Phillip Ho
Name:	Phillip Ho
Title:	Directory

BANK OF SCOTLAND, as Lender
By:	/s/ Karen Weich
Name:	Karen Weich
Title:	Assistant Vice President

MIZUHO CORPORATE BANK, LTD., as Lender
By:	/s/ James Fayen
Name:	James Fayen
Title:	Deputy General Manager

ALLIED IRISH BANKS, P.L.C., as Lender
By:	/s/ Roisin O’Connell
Name:	Roisin O’Connell
Title:	Vice President

By:	/s/ Gregory J. Wiske
Name:	Gregory J. Wiske
Title:	Vice President

AIB DEBT MANAGEMENT LIMITED, as Lender
By:	/s/ Roisi O’Connell
Name:	Roisi O’Connell
Title:	Vice President Investment Advisor to AIB Debt Management Limited

By:	/s/ Gregory J. Wiske
Name:	Gregory J. Wiske
Title:	Vice President Investment Advisor to AIB Debt Management Limited

BANK OF COMMUNICATIONS, as Lender
By:	/s/ Shelley He
Name:	Shelley He
Title:	Deputy General Manager

The Guarantors hereby consent and agree to this Amendment as of the date hereof and reaffirm their obligations under the Guarantee and Collateral Agreement, the Guarantee and the other Loan Documents to which they are party.

LIN TV CORP.
By:	/s/ Vincent L. Sadusky
Name:	Vincent L. Sadusky
Title:	CFO & Treasurer

AIRWAVES, INC.
KXAN, INC.
KXTX HOLDINGS, INC.
LINBENCO, INC.
LIN SPORTS, INC.
LIN TELEVISION OF SAN JUAN, INC.
LIN TELEVISION OF TEXAS, INC.
NORTH TEXAS BROADCASTING CORP.
PRIMELAND TELEVISION, INC.
TVL BROADCASTING, INC.
WAPA AMERICA, INC.
WOOD TELEVISION, INC.
WNJX-TV INC.
WTNH BROADCASTING, INC.

By:	/s/ Vincent L. Sadusky
Name:	Vincent L. Sadusky
Title:	CFO & Treasurer

INDIANA BROADCASTING, LLC
LIN AIRTIME, LLC
LIN OF ALABAMA, LLC
LIN OF COLORADO, LLC
LIN OF NEW MEXICO, LLC
LIN OF WISCONSIN, LLC
PROVIDENCE BROADCASTING, LLC
WAVY BROADCASTING, LLC
WIVB BROADCASTING, LLC
WOOD LICENSE CO., LLC
WWLP BROADCASTING, LLC

By:	LIN TELEVISION CORPORATION, their managing member

By:	/s/ Vincent L. Sadusky
Name:	Vincent L. Sadusky
Title:	CFO & Treasurer

TVL BROADCASTING OF RHODE ISLAND, LLC WDTN BROADCASTING, LLC WUPW BROADCASTING, LLC WWHO BROADCASTING, LLC
By:	TVL BROADCASTING, INC., their managing member

By:	/s/ Vincent L. Sandusky
Name:	Vincent L. Sandusky
Title:	Vice President CFO & Treasurer

TELEVICENTRO OF PUERTO RICO, LLC
By:	LIN TELEVISION OF SAN JUAN, its managing member

By:	/s/ Vincent L. Sandusky
Name:	Vincent L. Sandusky
Title:	Vice President CFO & Treasurer

LIN TELEVISION OF TEXAS, L.P.
By:	LIN TELEVISION OF TEXAS, INC., its general partner

By:	/s/ Vincent L. Sandusky
Name:	Vincent L. Sandusky
Title:	Vice President CFO & Treasurer